UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): JANUARY 19, 2005

ROBOTIC VISION SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	0-8623	11-2400145
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

486 AMHERST STREET

NASHUA, NEW HAMPSHIRE 03063

(Address of principal executive offices)

Registrant’s telephone number: (603) 598-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. APPOINTMENT OF PRINCIPAL OFFICERS; DEPARTURE OF DIRECTOR.

On January 20, 2005 the U.S. Bankruptcy Court for the District of New Hampshire entered a Second Order Amending and Extending Order Authorizing Use of Cash Collateral by which Robotic Vision Systems, Inc., with the approval of the Court, appointed J. Richard Budd as the person in control (the “Controlling Person”) of the Company under provisions of the U.S. Bankruptcy Code. The order was entered with the consent of the Company, its senior lender and its official committee of unsecured creditors. Mr. Budd is a principal of Marotta Gund Budd & Dzera, LLC (“MGBD”), a financial advisory and management consulting firm which the Company retained on November 19, 2004 to provide management and bankruptcy-related services during its ongoing proceedings under Chapter 11 of the U.S. Bankruptcy Code.

Under the terms of the Bankruptcy Court’s order, the Controlling Person has all rights and powers, and will perform all the functions and duties, of the Company as debtor-in-possession, until the date that the Company’s main secured creditor, RVSI Investors, L.L.C., is paid in full its claims as a creditor. All actions taken by Mr. Budd as the Controlling Person will be considered authorized as if exercised and taken by unanimous action of the Company’s Board of Directors, and the rights and obligations of the Board of Directors will be delegated to the Controlling Person. Under the order, the Controlling Person must, as a condition to receiving the financial accommodations specified in the order, designate a new chief executive officer and president for the Company and other senior management of the Company acceptable to RVSI Investors, L.L.C.

In conjunction with the order, Mr. Budd on January 24, 2005 appointed himself as acting Chief Executive Officer while continuing to serve as Chief Restructuring Officer. He also appointed Frederick H. Van Alstyne as acting President while continuing to serve as Chief Financial Officer. Although the individuals making up the Company’s previous management and (except for Mr. Howe, as described below) Board of Directors will remain unchanged, their responsibilities and authority will be affected by the responsibility and authority vested in Mr. Budd as the Controlling Person of the Company and by the acting appointments listed above.

Under the terms of the management agreement that the Company entered into with MGBD, MGBD provides general organization, human resources, marketing, sales, logistics, finance and administration services and bankruptcy-related services in the areas of court reporting, review and disclosure of assets and liabilities, preparation of a plan of reorganization, preparation of a disclosure statement, claims management and management of outside professionals. MGBD and Messrs. Budd and Van Alstyne serve as independent contractors to the Company under the management agreement. Messrs. Budd and Van Alstyne are required to devote substantial business time to the performance of services for the Company and its subsidiary, Auto Image ID, Inc. MGBD is required to provide other professionals to devote the time that may be necessary or appropriate for the performance of its obligations under the management agreement. The management agreement will be amended in the near future to reflect Mr. Budd’s status as the Controlling Person.

The term of the management agreement will continue from month-to-month until the confirmation of a plan of reorganization for the Company, unless earlier terminated by either the Company or MGBD on 30 days’ prior written notice. MGBD is entitled to be paid a flat monthly fee, subject to Bankruptcy Court approval, which monthly fee will be reviewed on a periodic basis beginning in late March 2005. MGBD is also entitled to be reimbursed its reasonable and necessary out-of-pocket expenses, including travel, lodging, meals and other expenses. The Company has also agreed to extend officers’ and directors’ insurance coverage to Messrs. Budd and Van Alstyne.

Mr. Budd, age 52, will continue to serve as a Principal of MGBD. He has more than 28 years of diversified consulting and commercial workout experience specializing in domestic and international corporate turnarounds, business reorganizations and debt restructurings. Mr. Budd has served as a Principal of MGBD since its formation in 2001. As part of Mr. Budd’s professional engagements, he has recently served as chief restructuring officer of L.F. Brands, Inc. (formerly The Leslie Fay Company, Inc., a dress and sportswear manufacturer), APW, Ltd. (a manufacturer of electronic closure products and thermal management systems), Metallurg, Inc. (a specialty metals producer), The Credit Store, Inc. (a specialty credit originator), and has served as an advisor to various companies and creditors. He currently serves on the board of directors and audit committee of Silverleaf Resorts, Inc., Beaulieu Canada Company and APW, Ltd.

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Mr. Van Alstyne, age 41, will continue to serve as a Project Manager of MGBD, a restructuring advisory and turnaround management firm based in New York City. He has more than 15 years of professional experience with a diverse industry background that includes manufacturing, telecommunications, e-commerce, financial services and government contracting. Prior to joining MGBD, Mr. Van Alstyne was a manager with Arthur Andersen LLP, specializing in M&A due diligence. He has provided troubled company advisory services, specializing in cash management and forecasting, planning and organizing project assignments, business plan preparation and due diligence, and complex financial analyses. Mr. Van Alstyne is a certified public accountant and a graduate of Fairleigh Dickinson University, with a B.S. degree in Accounting.

On January 19, 2005, Jonathan Howe resigned from the Company’s Board of Directors. Mr. Howe indicated that he resigned due to a desire to fulfill other professional, business and personal commitments, in the face of increasing demands on his time by the Company in the ongoing bankruptcy proceedings. A copy of Mr. Howe’s letter of resignation is attached as Exhibit 17.1. Mr. Howe served on the Company’s Audit Committee at the time of his resignation.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements - None

(b)	Pro Forma Financial Information - None

(c)	Exhibits:

EXHIBIT NO.	DESCRIPTION
10.1	Management Agreement dated as of November 19, 2004 by and between Robotic Vision Systems, Inc., Auto Image ID, Inc. and Marotta Gund Budd & Dzera, LLC

17.1	Resignation letter dated January 19, 2005 by Jonathan Howe to the Company

Cautionary Statement Regarding Forward-Looking Information:

Except for the historical information herein, various matters discussed in this release include forward-looking statements that may involve a number of risks and uncertainties. Actual results may vary significantly based on a number of factors, including, but not limited to: the ability of the Company to obtain any necessary approvals of the Bankruptcy Court for the matters referred to above, the cooperation of various creditors, the historically cyclical nature of the semiconductor industry, risks in products and technology development, market acceptance of new products and continuing product demand, the impact of competitive products and pricing, changing economic conditions, both here and abroad, timely development and release of new products, strategic suppliers and customers, the effect of the Company’s accounting policies and other risk factors detailed in the Company’s Annual Report on Form 10-K, and other filings with the Securities and Exchange Commission.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2005

ROBOTIC VISION SYSTEMS, INC.

By:	/s/ J. Richard Budd
J. Richard Budd
Acting Chief Executive Officer

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